                                                                   EXHIBIT 10.39




                            INTERCREDITOR AGREEMENT

                               TABLE OF CONTENTS


                                                                       Page
ARTICLE I - DEFINITIONS AND CONSTRUCTION  . . . . . . . . . . . . . . .   2

     1.1         Definitions. . . . . . . . . . . . . . . . . . . . . .   2

ARTICLE II - PAYMENTS OF LIABILITIES  . . . . . . . . . . . . . . . . .   8

     2.1         Payments Prior to Significant Event  . . . . . . . . .   8
     2.2         "True Up" Participation Purchase Between Banks
                 and Noteholders to Maintain Original Principal
                 Ratio Following Significant Event  . . . . . . . . . .   9
     2.3         Payment on or After Significant Event  . . . . . . . .   9
     2.4         Relative Rights  . . . . . . . . . . . . . . . . . . .   9
     2.5         Avoided Payments . . . . . . . . . . . . . . . . . . .   9
     2.6         Obligations Several  . . . . . . . . . . . . . . . . .  10
     2.7         Participation Terms  . . . . . . . . . . . . . . . . .  10

ARTICLE III - AMENDMENT AND ACCELERATION OF LENDING
                     AGREEMENTS . . . . . . . . . . . . . . . . . . . .  11

     3.1         Lending Agreements . . . . . . . . . . . . . . . . . .  11
     3.2         Credit Agreement . . . . . . . . . . . . . . . . . . .  11
     3.3         Note Agreements  . . . . . . . . . . . . . . . . . . .  11
     3.4         ABN Amendment and ABN Guaranty . . . . . . . . . . . .  12
     3.5         Acceleration . . . . . . . . . . . . . . . . . . . . .  12

ARTICLE IV - REPRESENTATIONS, COVENANTS AND RIGHTS OF LENDERS . . . . .  13

     4.1         Non-Reliance . . . . . . . . . . . . . . . . . . . . .  13
     4.2         Representations and Warranties . . . . . . . . . . . .  13
     4.3         Covenants of Creditors . . . . . . . . . . . . . . . .  13
     4.4         Headings . . . . . . . . . . . . . . . . . . . . . . .  15
     4.5         Plural Terms . . . . . . . . . . . . . . . . . . . . .  15

ARTICLE V - CONDITIONS TO EFFECTIVENESS;
                   DELIVERY OF DOCUMENTS  . . . . . . . . . . . . . . .  15
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

     5.1         Conditions to Effectiveness  . . . . . . . . . . . . .  15

ARTICLE VI - MISCELLANEOUS  . . . . . . . . . . . . . . . . . . . . . .  16

     6.1         Notices  . . . . . . . . . . . . . . . . . . . . . . .  16
     6.2         Waivers; Amendments  . . . . . . . . . . . . . . . . .  16
     6.3         Successors and Assigns . . . . . . . . . . . . . . . .  16
     6.4         No Third Party Rights  . . . . . . . . . . . . . . . .  17
     6.5         Partial Invalidity . . . . . . . . . . . . . . . . . .  18
     6.6         Equitable Remedies . . . . . . . . . . . . . . . . . .  18
     6.7         Jury Trial . . . . . . . . . . . . . . . . . . . . . .  18
     6.8         Counterparts . . . . . . . . . . . . . . . . . . . . .  18
     6.9         Governing Law  . . . . . . . . . . . . . . . . . . . .  18
     6.10        Construction . . . . . . . . . . . . . . . . . . . . .  18

ARTICLE VII - COLLATERAL AGENT  . . . . . . . . . . . . . . . . . . . .  18

     7.1         Designation of Agent . . . . . . . . . . . . . . . . .  18
     7.2         Duties of Collateral Agent . . . . . . . . . . . . . .  19
     7.3         Delegation Duties, Etc . . . . . . . . . . . . . . . .  21
     7.4         Indemnification  . . . . . . . . . . . . . . . . . . .  22
     7.5         Exculpatory Provisions . . . . . . . . . . . . . . . .  22
     7.6         Knowledge of Default . . . . . . . . . . . . . . . . .  23
     7.7         Collateral Agent in its Individual Capacity  . . . . .  23
     7.8         Resignation or Removal of Collateral Agent . . . . . .  24
     7.9         Creditors as Owners  . . . . . . . . . . . . . . . . .  24
     7.10        Compensation . . . . . . . . . . . . . . . . . . . . .  24

EXHIBITS/SCHEDULES:

Exhibit A  -     Security Agreement
Exhibit B  -     Deeds of Trust/Mortgages
Exhibit C  -     Participation Certificate
Exhibit D  -     Notice of Assignment
Schedule 1 -     Address for Notices

CONSENTS:

Consent and Agreement of the Company and its Affiliates
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                                     Page 2





                            INTERCREDITOR AGREEMENT



                 THIS INTERCREDITOR AGREEMENT (this "Agreement") dated as of November 12, 1996 is entered into by and among:

            (1) Principal Mutual Life Insurance Company, TMG Life Insurance Company, Berkshire Life Insurance Company and The Security Mutual Life Insurance Company (individually, a "Noteholder" and
    collectively, the "Noteholders")   ;

            (2) Texas Commerce Bank National Association ("TCB") and Bank One, Texas, N.A. (individually, a "Bank" and collectively, the "Banks"); and

            (3) ABN AMRO Bank, N.V., a Netherlands chartered Bank acting through its Houston agency ("ABN").


                                    RECITALS

       A.   Pursuant to a Credit Agreement ($35,000,000 Revolving Credit
Loan) dated as of May 15, 1995, as amended by Amendments to Credit Agreement effective as of July 19, 1995, and as of August 14, 1996 (as amended, the "Prior Credit Agreement") the Banks have advanced funds to and issued certain letters of credit (the "Banks' L/C's") on behalf of Serv-Tech, Inc. (the "Company"). The face amount of the Banks' L/C's plus principal currently advanced under the Credit Agreement is $19,454,067. The Company's obligations under the Credit Agreement are guaranteed by Affiliates of the Company identified in the Credit Agreement. The Company also is obligated to reimburse TCB for certain liabilities incurred by the Company from time to time through its use of cash management services provided by TCB, including overdrafts by the Company and amounts of automated clearing house funds that may erroneously be credited to the Company's account with TCB (to the maximum extent of $2,000,000.00, the "Cash Management Liabilities").

       B. Pursuant to a Note Purchase Agreement dated as of June 1, 1993, as amended by the First through Sixth Amendment to Note Purchase Agreement effective as of October 1, 1994, April 1, 1995, October 1, 1994, January 1, 1996, April 1, 1996 and July 1, 1996, respectively (as amended, the "Note Purchase Agreement"), the Noteholders have purchased obligations (evidenced by notes issued pursuant to the Note Purchase Agreement, "Senior Notes") of the Company in an aggregate principal amount equal to $15,000,000.

       C. ABN has issued four (4) Letters of Credit which are unexpired as of the date hereof in the aggregate face amount of approximately $15,195,369 as of September 30, 1996 (such Letters of Credit, as amended from time to time, "ABN Letters of Credit"). The ABN Letters of Credit are issued for the account of F. C.

Schaffer & Associates, Inc. ("FCS"). FCS is obligated to repay sums that ABN may advance under the Letters of Credit pursuant to the terms of a Continuing Reimbursement Agreement dated as of November 1, 1994, as amended by First and Second Amendments dated July 1, 1995 and April 30, 1996, respectively ("Prior Reimbursement Agreement"). ABN has also issued a Letter of Credit, as amended from time to time, for the benefit of FCS for the account of Finchaa Sugar Factory ("Revolving L/C"). ABN is to be reimbursed for advances made on the Revolving L/C by The African Development Bank. Pursuant to the terms of the Prior Reimbursement Agreement, FCS is obligated to pay interest on the advances made by ABN on the Revolving L/C until ABN is reimbursed by The African Development Bank. The obligations of FCS under the Prior Reimbursement Agreement are guaranteed by the Company and its Affiliates under its Guaranty dated as of November 1, 1994 ("Prior ABN Guaranty").

       D. The Company under each of the Prior Credit Agreement, the Note Purchase Agreement and the Prior ABN Guaranty and FCS under the Prior Reimbursement Agreement has requested that the respective documents be amended as set forth in the First Amended and Restated Credit Agreement (the "Credit Agreement"), the Note Restructuring Amendment, the ABN Amendment, and the ABN Guaranty (all as defined below) (collectively, the "Amendments").

       E. As a condition to execution and delivery of the Amendments, each of the Banks, Noteholders and ABN are requiring the execution and delivery of this Agreement.


                                   AGREEMENT


       NOW, THEREFORE, in consideration of the foregoing recitals and the covenants hereinafter contained, the parties hereto agree as follows:


                                   ARTICLE I

                          DEFINITIONS AND CONSTRUCTION


       1.1 Definitions. For purposes of this Agreement, the following capitalized terms shall have the following meanings:

              "ABN" shall have the meaning assigned to same in the first paragraph of this Agreement.

              "ABN Amendment" shall mean that certain Amended and Restated Continuing Reimbursement Agreement of even date herewith, executed by ABN and FCS, as it may be amended from time to time.

              "ABN Guaranty" shall mean the Amended and Restated Guaranty of the Company and the Affiliates named therein of even date herewith as it may be amended from time to time.

              "ABN Letters of Credit" shall have the meaning assigned to same in Recital C above.

              "ABN Liabilities" shall mean all sums advanced by ABN on the ABN Letters of Credit and not yet repaid by FCS, the Company or any of their Affiliates, to ABN under the ABN Amendment or the ABN Guaranty and all accrued but unpaid interest, fees, charges, and rights to reimbursement for costs due under the ABN Amendment or the ABN Guaranty.

              "Affiliate" shall mean, with respect to any Person, another Person which controls, is controlled by, or is under common control with, such Person.

              "Agent Bank" shall mean Texas Commerce Bank National Association as agent under the Credit Agreement and its successors and assigns.

              "Amendments" shall have the meaning assigned to same in Recital D above.

              "Assignee Creditor" shall have the meaning assigned to same in
Section 6.3(b).

              "Assignment" shall have the meaning assigned to same in Section 6.3(b).

              "Assignor Creditor" shall have the meaning assigned to same in
Section 6.3(b).

              "Available Proceeds" shall mean all payments received by any Creditor from and after the date of the occurrence of a Significant Event including, without limitation, (i) any payment received from or on account of any Obligor, (ii) any payment received as a result of the exercise of any right of setoff or rights under any banker's or other lien or counterclaim, or any exercise of rights under a theory of trust or constructive trust or other equitable, common law, statutory, or other legal rights, or (iii) any payment received as a result of the exercise of any right or remedy under any Lending Agreement or any agreement, document or instrument delivered in connection with any Lending Agreement, in each case, irrespective of whether such proceeds or payments are received before or after the commencement of any bankruptcy or other similar proceeding by or against the Company or any of its Affiliates.

              "Avoided Payment" shall mean, any amounts received by any Creditor in respect of any portion of the Liabilities, which, in each case, are subsequently avoided or otherwise required to be returned to any Obligor or its representative, trustee, receiver, or successor in interest, whether by court order, settlement or otherwise.

              "Bank" or "Banks" shall have the meaning assigned to same in the first paragraph of this Agreement.

              "Banks' L/C's" shall have the meaning assigned to it in Recital A above.

              "Business Day" shall mean any day which is not a Saturday or Sunday or a day on which commercial banks are authorized not to do business or required to close in Houston, Texas.

              "Cash Collateral Account(s)" shall mean interest-bearing accounts established by the Collateral Agent for funds held to secure the Letter of Credit Obligations. Funds in the Cash Collateral Account(s) shall be federally insured or invested in United States Treasury obligations either directly or by purchase of an interest in funds which invest in such Treasury obligations.

              "Cash Management Liabilities" shall have the meaning assigned to same in Recital A above.

              "Closing Date" shall mean the date on which the last of the Note Restructuring Amendment, Senior Note Guaranty, the Credit Agreement, the ABN Amendment and the ABN Guaranty becomes effective.

              "Collateral" shall mean all or substantially all of the assets of the Company and its Affiliates which shall secure all of the Liabilities.

              "Collateral Agent" shall mean Texas Commerce Bank, National Association, as agent for the parties to this Agreement under the terms and conditions set forth in Article VII below.

              "Company" shall have the meaning assigned to same in Recital A above.

              "Credit Agreement" shall mean that certain First Amended and Restated Credit Agreement of even date herewith executed by the Banks, the Company and certain Affiliates of the Company as Guarantors as it may be amended from time to time.

              "Credit Agreement Liabilities" shall mean all obligations of the Company and its Affiliates, as defined in the Credit Agreement or any document executed in connection therewith, including obligations related to the Banks' L/C's.

              "Creditor" shall mean each Noteholder, each Bank, TCB with respect to the Cash Management Liabilities and ABN, and "Creditors" shall mean all Noteholders, TCB with respect to the Cash Management Liabilities, all Banks and ABN, collectively.

              "Creditor Groups" shall mean the Banks considered as a group, the Noteholders considered as a group, ABN, and TCB only with respect to the Cash Management Liabilities.

              "Deeds of Trust/Mortgages" shall have the meaning assigned to same in Section 7.2 hereof.

              "Event of Default" shall mean an Event of Default under the Credit Agreement, Note Purchase Agreement, the Senior Note Guaranty, the ABN Amendment or the ABN Guaranty occurring after the date hereof.

              "Guarantors" shall mean the Persons which are guarantors under the Credit Agreement, the ABN Guaranty and Senior Note Guaranty.

              "L/C Reduction Notice" shall have the meaning assigned to it in
Section 4.3(f).

              "Lending Agreements" shall mean the Credit Agreement, the Note Purchase Agreement, the Senior Note Guaranty, the ABN Amendment, the ABN Guaranty, and all promissory notes, security agreements, guaranties or other documents executed in connection with any of the above or the Cash Management Liabilities by any Obligor pursuant to each such agreement.

              "Letter of Credit Obligations" shall mean at any specified time the total contingent exposure of the issuer of the ABN Letters of Credit and the Banks' L/C's.

              "Liabilities" shall mean collectively, the Credit Agreement Liabilities, the Cash Management Liabilities, the Note Liabilities and the ABN Liabilities.

              "Lien" shall mean, with respect to any property, any security interest, mortgage, pledge, lien, claim, charge or other encumbrance in, of, or on such property or the income therefrom, including, without limitation, the interest of a vendor or lessor under a conditional sale agreement, capitalized lease obligation or other title retention agreement.

              "Make-Whole Amount" shall refer to the obligation of the Company to reimburse the Banks and/or Noteholders for losses suffered due to prepayment of principal as more fully described and defined in Section 2.15 of the Credit Agreement and Section 4.2 and 9.1 of the Note Purchase Agreement.

              "Note Liabilities" shall mean all obligations, of any Obligor to any Noteholder arising under the Note Purchase Agreement or under any other document executed in connection therewith and all obligations of all the Guarantors under the Senior Note Guaranty.

              "Note Purchase Agreement" shall have the meaning assigned to same in Recital B above, as amended by the Note Restructuring Amendment.

              "Note Restructuring Amendment" shall mean the Note Restructuring Amendment to Note Purchase Agreement dated as of the date hereof between the Company and the Noteholders.

              "Noteholder" and "Noteholders" shall have the meaning assigned to same in the first paragraph of this Agreement.

              "Noteholder Basic Make-Whole Amount" shall mean the Make-Whole Amount calculated as set forth in the Note Purchase Agreement using as a discount rate the greater of the Make-Whole Discount Rate as set forth in the Note Purchase Agreement, or 6.469%.

              "Noteholder Excess Make-Whole Amount" shall mean the difference between the Make-Whole Amount calculated as set forth in the Note Purchase Agreement and the Noteholder Basic Make-Whole Amendment; provided however, the Noteholder Excess Make-Whole Amount may never be less than $0.

              "Notice of Assignment" shall have the meaning assigned to same in
Section 6.3.

              "Obligor" shall mean the Company or any Affiliate of the Company.

              "Original Principal Ratio" shall mean the ratio for sharing between the Banks and Noteholders of 49.1525% of the Bank to 50.8475% for the Noteholders [same being the ratio of the Outstanding Principal under the Credit Agreement on August 14, 1996, to the Outstanding Principal under the Senior Notes on August 14, 1996.]

              "Outstanding Principal" shall mean, with respect to the Noteholders, all principal outstanding as of a given date under the Note Purchase Agreement. With respect to the Banks "Outstanding Principal" shall mean all principal outstanding as of a given date as loans under the Credit Agreement, and any sums advanced but not repaid under the Banks' L/C's. With respect to ABN "Outstanding Principal" shall mean any sums advanced but not reimbursed under any ABN Letters of Credit. With respect to TCB "Outstanding Principal" shall mean sums advanced to or on behalf of the Company as part of the Cash Management Liabilities for which TCB has in writing demanded reimbursement and which ten (10) days thereafter remains outstanding.

              "Payment Default" shall mean the failure of any Obligor to make any payment when due or within any applicable grace period under any of the Lending Agreements.

              "Person" shall mean and include natural persons, corporations, limited partnerships, general partnerships, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and governments and agencies and political subdivisions thereof.

              "Prior ABN Guaranty" shall have the meaning assigned to same in Recital C above.

              "Prior Credit Agreement" shall have the meaning assigned to same in Recital A above.

              "Prior Reimbursement Agreement" shall have the meaning assigned to same in Recital C above.

              "Proportionate Share" shall mean as of a specified date (i) with respect to the Banks, a percentage equal to the ratio of the Banks' Total Exposure to all Creditor Groups' Total Exposure; (ii) with respect to the Noteholders, a percentage equal to the ratio of the Noteholders' Total Exposure to all Creditor Groups' Total Exposure; (iii) with respect to ABN, a percentage equal to the ratio of the ABN Total Exposure to all Creditor Groups' Total Exposure; and (iv) with respect to TCB, a percentage equal to the ratio of the TCB Total Exposure to all Creditor Groups' Total Exposure.

              "Required Banks" shall mean, as of any date, Banks which have fifty-one percent (51%) of the Credit Agreement Liabilities.

              "Required Creditors" shall mean, as of any date, both (i) any two of Required Banks, Required Noteholders, or ABN, and (ii) any combination of Creditor Groups which hold three-quarters of the aggregate Outstanding Principal for all Creditors.

              "Required Noteholders" shall mean, as of any date, Noteholders holding 51% or more of the principal amount of the Note Liabilities.

              "Revolving L/C" shall have the meaning assigned to same in Recital C above.

              "Security Agreement" shall have the meaning assigned to same in
Section 7.2(a) below.

              "Senior Note Guaranty" shall mean the Guaranty Agreement executed by Affiliates of the Company contemporaneously with the execution of, and as a prerequisite to, the effectiveness of the Note Restructuring Amendment.

              "Senior Notes" shall have the meaning assigned to same in Recital B above.

              "Significant Event" shall mean (i) the occurrence of a Payment Default; (ii) the acceleration of the maturity of or the other exercise of remedies for a default or an event of default under the Credit Agreement, ABN Amendment, ABN Guaranty, Note Purchase Agreement, or Senior Note Guaranty; (iii) any draft or other demand for payment made under any ABN Letter of Credit; (iv) Banks fail or cease for any reason to make Advances (as defined in the Credit Agreement including, without limitation, advances under the Supplemental Commitment prior to January 31, 1997, when Borrowing Base capacity (as defined in the Credit Agreement) exists therefore; (v) any Creditor shall exercise any setoff or banker's lien right or any rights under a theory of trust or constructive trust or other equitable, common law, statutory, or other legal rights, or (vi) Company or any Guarantor shall file or have filed against it any petition seeking relief against the Company or any Guarantor as a debtor or bankrupt or seeking other relief under the bankruptcy, reorganization, debtor's relief, or insolvency or other similar laws of the United States, any state or any other jurisdiction either domestic or foreign.

              "Supplemental Commitment" shall mean the agreement of the Banks contained in the Credit Agreement, under which the Banks agree to provide a supplemental revolving line of credit to the Company in the maximum principal amount of $4,000,000 subject to the terms set forth therein.

              "Supplemental Commitment Liabilities" shall mean all obligations including all principal, interest and fees due from the Company and its Affiliates under the Supplemental Commitment.

              "TCB" shall have the meaning assigned to same in the first paragraph of this Agreement.

              "Total Exposure" shall mean, for any Creditor, the sum of Outstanding Principal plus the amount, if any, of such Creditors Letter of Credit Obligations; provided, however, that Total Exposure for TCB under the Cash Management Liabilities shall mean sums advanced to or on behalf of the Company for which TCB has in writing demanded reimbursement and which ten (10) days thereafter remain outstanding.


                                   ARTICLE II

                            PAYMENTS OF LIABILITIES


       2.1 Payments Prior to Significant Event. Prior to the date on which a Significant Event shall have occurred, each Bank or Noteholder may receive and accept from the Company or any of its Affiliates repayments of Cash Management Liabilities, payments under the Credit Agreement and the Note Purchase Agreement, and ABN may receive and accept fees due it with respect to the ABN Letters of Credit and fees and interest with respect to the Revolving L/C.

       2.2 "True Up" Participation Purchase Between Banks and Noteholders to Maintain Original Principal Ratio Following Significant Event. Promptly following the occurrence of the first Significant Event to occur after the date hereof, and prior to application of Available Proceeds in accordance with
Section 2.3 below, either the Banks or the Noteholders shall purchase from the other, a participation interest in the Note Liabilities or the Credit Agreement Liabilities held by the other in an amount sufficient to ensure that, as between the Banks and Noteholders, each holds an amount of Outstanding Principal as of such date so as to maintain the Original Principal Ratio.

       2.3    Payment on or After Significant Event.

              (a) Upon or simultaneously with the occurrence of a Significant Event, all Available Proceeds shall be first used to pay all Supplemental Commitment Liabilities. Upon payment in full thereof, all remaining Available Proceeds shall be shared by Creditors in accordance with their respective Creditor Group's Proportionate Shares determined as of the date such payment is received; provided, however, that the portion of sums due any Creditor with respect to Letter of Credit Obligations shall be paid to the Collateral Agent to be held by the Collateral Agent in such Creditor's Cash Collateral Account.

              (b) If, on or after the date on which a Significant Event shall have occurred, any Creditor receives and applies any Available Proceeds to its own debt (other than payments made in accordance with this Section 2.3), then such Creditor shall purchase from each other Creditor a participation interest in such other Creditor's Total Exposure equal to such other Creditor's Proportionate Share of such Available Proceeds, determined as of the date such payment is received; provided, however, that the amount payable with respect to the Letter of Credit Obligations shall be paid to the Collateral Agent for deposit into the appropriate Cash Collateral Account.

       2.4 Relative Rights. This Agreement defines certain rights of Noteholders, ABN, and Banks as among themselves. Nothing in this Agreement is intended to affect or impair (i) as between Noteholders and the Company and Guarantors, the Note Liabilities, Note Purchase Agreement, the Senior Note Guaranty or any document, instrument or agreement delivered in connection with the Note Purchase Agreement, (ii) as between Banks and the Company and the Guarantors of the obligations of the Company and such Guarantors under the Credit Agreement or any document, instrument or agreement delivered in connection with the Credit Agreement, or (iii) as between ABN and FCS and the Guarantors of the obligations of FCS under the ABN Amendment, the ABN Guaranty or any documents, instruments or agreements delivered in connection therewith.

       2.5 Avoided Payments. If at any time any Creditor is determined to have received a payment which later becomes an

Avoided Payment and the amount of such Avoided Payment is not equal to such Creditor's Proportionate Share of all Avoided Payments determined to have been returned by all Creditors (such Proportionate Share to be determined as of the date each such Avoided Payment was made by the Obligor) then each Creditor having returned an Avoided Payment which is less than such Creditor's Proportionate Share of all Avoided Payments shall purchase from each Creditor having returned an Avoided Payment which is greater than such Creditor's Proportionate Share of all Avoided Payments a participation interest in the Liabilities owing to such other Creditors, such that all Creditors share all Avoided Payments pro rata based on their Proportionate Shares (determined as of the date each such Avoided Payment was made by the applicable Obligor).

       2.6 Obligations Several. The obligations of Creditors under this Agreement are several and not joint. No Creditor shall be responsible for any failure by any other Creditor to make any payment or to perform its obligation to purchase any participation, and no failure by any Creditor to make any payment or to perform its obligation to purchase any participation shall excuse any other Creditor from its obligations to make any payment or to purchase any participation.

       2.7 Participation Terms. In the event any participation is purchased and sold pursuant to Sections 2.2, 2.3, or 2.5: (i) it shall be purchased and sold based on a price equal to the purchasing Creditor's Proportionate Share of the undiscounted principal held by the selling Creditor; (ii) it shall include in such purchase, in addition to the principal purchased all interest and other entitlements associated therewith; (iii) such participation shall not affect the selling Creditor's obligations under the applicable Lending Agreement; (iv) such selling Creditor shall remain solely responsible to the other parties to such Lending Agreement for the performance of such obligations; and (v) the Company, Guarantors, and all Obligors, if applicable, and the other Creditor parties to such Lending Agreement shall continue to deal solely and directly with such selling Creditor in connection with such selling Creditor's rights and obligations under such Lending Agreement; provided, however, the purchasing participant shall be entitled to vote its proportionate interest under the appropriate Lending Agreement with respect to requiring the relevant Creditor Group to take or omit to take any action under such Lending Agreement and shall be bound by all decisions made under or in connection with the applicable Lending Agreement. The owner of the facility in which a participation is purchased shall issue a Participation Certificate in the form of Exhibit C attached hereto to the party purchasing the participation.

                                  ARTICLE III

                AMENDMENT AND ACCELERATION OF LENDING AGREEMENTS


       3.1 Lending Agreements. Except as set forth in Section 3.2, 3.3 or 3.4, any Creditor may, in accordance with the terms of its Lending Agreement, amend, restate, supplement or otherwise modify any provisions of its Lending Agreement or any of the documents, agreements or instruments delivered in connection with its Lending Agreement. In addition, Creditors may charge the Obligors incidental service fees charged to the Creditors' customers generally as they may charge from time to time without regard to the restrictions in
Section 3.2, 3.3, or 3.4 below. Such incidental fees shall include service charges related to deposit accounts, wire transfer fees, and the like. It shall not include Letter of Credit Fees, non-usage fees or other fees specifically identified in any of the Lending Agreement.

       3.2 Credit Agreement. Without the consent of Required Noteholders and ABN, Banks shall not amend, restate, supplement or otherwise modify the Credit Agreement, the or any of the documents, agreements or instruments delivered in connection with the Credit Agreement in any manner which (i) changes the Credit Agreement Aggregate Commitment, (ii) increases the interest rates, fees or indemnities payable to the Banks thereunder, (iii) changes the scheduled date for any principal or interest payment due thereunder, (iv) changes the date as set forth in Section 3.1 of the Credit Agreement by which any letter of credit issued pursuant to the Credit Agreement must expire, (v) releases the Company or any Guarantor from any obligations due thereunder, or
(vi) otherwise amends, restates, supplements or modifies any of the payment terms or provisions or any definition (to the extent such definitions relate thereto) in the Credit Agreement, or any of the documents, agreements or instruments delivered in connection with the Credit Agreement. Without the consent of Required Noteholders and ABN, Banks shall not amend, restate, supplement or otherwise modify any of the covenants contained in Sections 8.03, 8.04, 8.05, 8.09, 8.11, 8.12, 8.13, 8.14 or 8.15 of the Credit Agreement, or
any definition applicable to such covenants to the extent relating thereto, or amend, restate, supplement or otherwise modify the Events of Default specified in the Credit Agreement.

       3.3 Note Agreements. Without the consent of Required Banks and ABN, Noteholders shall not amend, restate, supplement or otherwise modify the Note Purchase Agreement or any of the documents, agreements or instruments delivered in connection with the Note Purchase Agreement in any manner which (i) changes the loans, advances or other financial accommodations to Borrower thereunder,
(ii) increases the interest rates, fees, Make-Whole Amount or indemnities payable to the Noteholders thereunder, (iii) changes the scheduled date for any principal or interest payment due thereunder, (iv) releases the Company or any Guarantor from any obligations due thereunder, or (v) otherwise amends, restates, supplements or modifies any of the payment terms or provisions or any definition (to the extent such definitions relate thereto) in the Note Purchase Agreement or any of the documents, agreements or instruments delivered in connection with the Note Purchase Agreement. Without the consent of Required Banks and ABN, Noteholders shall not amend, restate, supplement or otherwise modify any of the covenants contained in Sections 6.4, 6.5, 6.6, 6.7, 6.8, 6.12, 6.19 and 6.20 of the Note Purchase Agreement or Sections 9.2, 9.3, 9.5, 9.6, 9.10, 9.12 and 9.13 of the Note Restructuring Amendment or any definition applicable to such covenants to the extent relating thereto, or amend, restate, supplement or otherwise modify the Events of Default specified in the Note Purchase Agreement.

       3.4 ABN Amendment and ABN Guaranty. Without the consent of Required Banks and Required Noteholders, ABN shall not amend, restate, supplement or otherwise modify the ABN Amendment, ABN Guaranty or other agreements related to issuance of the ABN Letters of Credit in any manner which (i) changes the financial accommodations to FCS or any Obligor thereunder, (ii) increases the interest rates or fees thereunder, (iii) changes the scheduled date for any principal or interest payment due thereunder, (iv) releases FCS or any Guarantor from any obligations due thereunder, or (v) otherwise amends, restates, supplements or modifies any of the payment terms or provisions or any definition (to the extent such definitions relate thereto) in the ABN Amendment, the ABN Guaranty or any of the documents, agreements or instruments delivered in connection therewith. Without the consent of Required Banks and the Required Noteholders, ABN shall not amend, restate, supplement or otherwise modify any of the covenants of the Note Restructuring Amendment and Note Purchase Agreement identified in Section 3.3 above and of the Credit Agreement identified in Section 3.2 above which are incorporated by reference into
Section 3.1 of the ABN Guaranty or any definition applicable to such covenants to the extent relating thereto, or amend, restate, supplement or otherwise modify the Events of Default specified in the ABN Amendment or ABN Guaranty. Notwithstanding the provisions of this Section 3.4, ABN shall be permitted to increase the amount of the ABN Letters of Credit by a total of not more than Three Million Dollars ($3,000,000.00), which shall include increases of not more than Two Million Dollars ($2,000,000.00) in the amount of the Advance Payment Letter of Credit (as defined in the ABN Amendment) and an increase of not more than One Million Dollars ($1,000,000.00) in the amount of the Performance Security Letter of Credit (as defined in the ABN Amendment).

       3.5 Acceleration. Nothing contained in this Agreement shall prevent any Creditor from taking any remedial action otherwise permitted under the terms of its Lending Agreement, including, without limitation, declaring the acceleration of the maturity of any of the Liabilities or obtaining a money judgment against any Obligor or demanding payment under the ABN Amendment or the ABN Guaranty so long as all receivership, repossession, attachment, foreclosure, setoff, execution, post-judgment collection procedures or any other action affecting the Collateral are conducted pursuant to Article VII hereof, in accordance with the terms of this Agreement.


                                   ARTICLE IV

                REPRESENTATIONS, COVENANTS AND RIGHTS OF LENDERS


       4.1 Non-Reliance. Each Creditor represents that it has, independently and without reliance on any other Creditor, and based on such documents and information as it has deemed appropriate, made its own appraisal of the financial condition and affairs of Obligors and its own decision to enter into this Agreement, and agrees that it will, independently and without reliance upon any other Creditor, and based on such documents and information as it shall deem appropriate at the time, continue to make its own appraisals and decisions in taking or not taking action under this Agreement or any Lending Agreement. Except for notices, reports and other documents and information expressly required to be furnished to the other Creditors by any Creditor hereunder, no Creditor shall have any duty or responsibility to provide any other Creditor with any credit or other information concerning any Obligor which may come into the possession of Creditor or any of its or their Affiliates.

       4.2 Representations and Warranties. Each Creditor represents and warrants to each other Creditor that (a) such Creditor is a corporation or association duly organized, validly, existing and in good standing under the laws of its jurisdiction of incorporation or organization; (b) the execution, delivery and performance by such Creditor of this Agreement are within the power of such Creditor and have been duly authorized by all necessary actions on the part of such Creditor; and (c) this Agreement has been duly executed and delivered by such Creditor and constitutes the legal, valid and binding obligation of such Creditor, enforceable against it in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors' rights generally.

       4.3 Covenants of Creditors. Each Creditor covenants and agrees with each other Creditor as follows:

              (a) Security. Except as specifically provided for herein with respect to the Supplemental Commitment Liabilities, unless all Creditors receive the same benefit on a pari passu basis, (i) no Creditor shall take or hold as security for the Liabilities any property of any Obligor or any other Person, and (ii) no Creditor shall accept any guaranty of the Liabilities other than the Guaranties in effect as of the date hereof (including the Senior Note Guaranty) or guaranties from entities which become Subsidiaries of the Company subsequent to the date hereof; provided, however, that it shall not be a violation of the terms hereof for ABN or any of the Banks to open and maintain accounts of any Obligor with respect to which such institution by operation of law may have a banker's lien or right of setoff.

              (b) Notice of Amendment, Default or Set-Off. Promptly after entering into any amendment or modification of a any agreement with the Company or its Affiliates, Agent Bank, ABN, Banks or Noteholders, as applicable, shall provide notice of such amendment or modification to the other Creditors, provided that failure to give such notice shall not affect the validity of such amendment or modification. Promptly after delivering to or receiving from any Obligor notice of the occurrence of any Event of Default, Agent Bank, ABN, or each Bank or each Noteholder, as applicable, shall deliver a copy of such notice to the other Creditors, provided that failure to deliver such notice shall not affect the validity of any such notice delivered to any Obligor. Promptly after exercising any set-off or banker's lien right or any exercise of rights under a theory of constructive trust or other equitable, common law, statutory or legal rights provided by law or by any agreement with the Company or any Affiliate, the Creditor exercising such right shall provide notice to the Collateral Agent and each other Creditor of such exercise and of the Available Proceeds received as a result of such exercise.

              (c) Bankruptcy. In any bankruptcy proceeding of any Obligor unless Required Banks, Required Noteholders, ABN, and TCB agree, (i) no Creditor shall, with respect to its claim regarding the Liabilities, vote in favor of any plan of reorganization which is inconsistent with this Agreement, and (ii) each Creditor shall, with respect to its claim regarding the Liabilities, actively oppose or shall join in opposing any plan of reorganization proposed in any such bankruptcy which is inconsistent with this Agreement.

              (d) Application of Set-Off Payments to Liabilities. Each Creditor agrees that it shall apply all amounts received by exercise of any right of set-off or banker's lien to the Liabilities in accordance with the provisions of this Agreement prior to the application of any such amount to any liability or obligation which is not a Liability.

              (e) Cooperation; Further Assurances. Each Creditor shall cooperate fully with each other Creditor to the end that the terms of this Agreement may be carried out promptly and fully. Without limiting the generality of the foregoing, each Creditor shall respond promptly to any request by any other Creditor regarding the amount of any Liabilities owed to such Creditor. Each Creditor shall execute and deliver such other agreements, documents and instruments and agrees to take such other action as shall be reasonably necessary to carry out the terms of this Agreement.

              (f) L/C Reduction Notice. The Banks and ABN covenant and agree that after the first Significant Event to occur after the date hereof, they will use their best efforts to promptly give notice to the Collateral Agent when their respective Letter of Credit Obligations are reduced for any reason, including by expiration of a Letter of Credit or the permanent reduction of exposure under an unexpired Letter of Credit. Such notice shall be in writing, certified as true, correct and complete by the party serving such notice and stating the date and of the amount of such reduction. The Company, its Affiliates, the beneficiary of any Letter of Credit and all other persons not a party to this Agreement shall have no rights under this subsection 4.3(f), and the failure of ABN or any of the Banks to give the notice herein required shall have no effect on any action taken by ABN or the Banks with respect to the Company or any of its Affiliates or any other party.

       4.4 Headings. Headings in this Agreement are for convenience of reference only and are not part of the substance hereof.

       4.5 Plural Terms. All terms defined in this Agreement in the singular form shall have comparable meanings when used in the plural form and vice versa.


                                   ARTICLE V

                          CONDITIONS TO EFFECTIVENESS;
                             DELIVERY OF DOCUMENTS


       5.1 Conditions to Effectiveness. This Agreement shall become a binding obligation of each Creditor from and after the Closing Date upon the occurrence of the following events:

              (a) The Prior Credit Agreement shall have been amended and restated) by the Credit Agreement.

              (b) The Note Restructuring Amendment and the Senior Note Guaranty shall have become effective.

              (c) The ABN Amendment and the ABN Guaranty shall have become effective.

              (d) Each Creditor shall have executed and delivered this Agreement.

              (e) The Security Agreements, Deeds of Trust/Mortgages, and Financing Statements as defined in Section 7.2(a) shall have been executed.

              (f) The Consent and Agreement hereto shall have been fully executed.

                                   ARTICLE VI

                                 MISCELLANEOUS


       6.1 Notices. Except as otherwise specified herein, all notices, requests, demands, consents, instructions or other communications under this Agreement shall be in writing and delivered by hand or mailed, first class postage prepaid, or sent by overnight courier, or by confirmed telefax transmission (confirmed by hand-delivery or overnight courier copy sent the same day such telefax is sent), in each case addressed to the party to which such notice is requested or permitted to be given or made, at the address or telecopy number specified beneath the heading "Address for Notices" under the name of such Creditor in Schedule 1, or at such other address or telecopy number of which such Person shall have notified in writing the party giving such notice, provided that any notice given by any Noteholder or ABN to Banks shall be given to Agent Bank.

       6.2 Waivers; Amendments. Any term, covenant, agreement or condition of this Agreement may be amended or waived if such amendment or waiver is in writing and is signed by the Required Banks, TCB, ABN, and the Required Noteholders.

              No failure or delay by any Creditor in exercising any right hereunder shall operate as a waiver thereof or of any other right nor shall any single or partial exercise or of any other right preclude any other further exercise thereof or of any other right. Unless otherwise specified in such waiver or consent, a waiver or consent given hereunder shall be effective only in the specific instance and for the specific purpose for which given.

       6.3    Successors and Assigns.

              (a) Binding Effect. This Agreement shall be binding upon and inure to the benefit of Creditors and their respective successors and assigns.

              (b) Assignments. In connection with any assignment by any Creditor (an "Assignor Creditor") to any other Person (an "Assignee Creditor") of all or any portion of the Assignor Creditor's rights under such Assignor Creditor's Lending Agreements (as permitted thereby), such Assignor Creditor shall also assign to the Assignee Creditor and Assignee Creditor shall assume all or an allocable portion of such Assignor Creditor's rights and obligations under this Agreement (such an assignment to be referred to herein as an "Assignment") subject to the following:

                     (i) Each Assignor Creditor shall notify each other Creditor of each Assignment by delivering to such other
              Creditor a copy of a Notice of Assignment in the form of Exhibit D, appropriately completed and duly executed by such Assignor Creditor and Assignee Creditor

              (a "Notice of Assignment"), which specifies (x) the name, notice address and wire instructions of such Assignee Creditor;
              (y) the respective principal portion of the Liabilities of Assignor Creditor and Assignee Creditor after the Assignment; and
              (z) the date as of which Assignee Creditor is assuming obligations under Section 2.5 (Avoided Payments) with respect to payments made by any Obligor.

                    (ii) From and after the date of delivery of the Notice of Assignment, (x) the new Assignee Creditor reflected therein shall be a Creditor hereunder and shall have the rights, duties and obligations of such a Creditor (with respect to the principal portion of the Liabilities so assigned and assumed) under this Agreement, and (y) Schedule 1 shall be deemed to be amended on such date to reflect the information set forth in the Notice of Assignment.

                   (iii) Any Assignment shall not release Assignor Creditor from its obligations hereunder to any other Creditor unless (x) Required Creditors agree, or (y) (A) such Assignee Creditor (in its capacity as a principal and not as nominee or trustee for any other Person) assumes in writing all of the obligations hereunder and under the assigned Lending Agreement; and (B) Assignee Creditor (in its capacity as a principal) shall be a Qualified Institutional Buyer under Rule 144A of the Securities and Exchange Commission. Upon delivery of a Notice of Assignment with respect to an Assignment complying with this Section 6.3(b)(iii), Assignor Creditor shall be released from all further obligations under this Agreement with respect to the Liabilities thereby assigned.

              (c) Participations and Other Transfers. Nothing contained in this Agreement is intended to limit the right of any Creditor to sell participations in or otherwise transfer its rights in its Liabilities and its Lending Agreements; provided, however, that no participant or other transferee who is not also an Assignee Creditor shall be entitled to exercise any of the rights and remedies provided to Creditors hereunder.

              (d) Disclosure. Creditors may disclose the terms of this Agreement and any financial or other information relating to any Obligor to each other or to any potential Assignee Creditor, participant or other transferee.

       6.4 No Third Party Rights. Nothing expressed in or to be implied from this Agreement is intended to give, or shall be construed to give, any Person, other than Creditors and their permitted successors and assigns hereunder, any benefit or legal or equitable right, remedy or claim under or by virtue of this Agreement or under or by virtue of any provision herein.

       6.5 Partial Invalidity. If at any time any provision of this Agreement is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Agreement nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

       6.6 Equitable Remedies. Each party to this Agreement recognizes that money damages may provide an insufficient remedy for breach of their respective obligations under this Agreement and therefore agrees that specific performance of its obligations, and such other equitable remedies as may be appropriate, may be granted to each party hereunder. Remedies herein provided are cumulative and not exclusive of any remedies provided by law.

       6.7 JURY TRIAL. EACH CREDITOR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY AS TO ANY ISSUE RELATING TO THIS AGREEMENT IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR ANY OF THE TRANSACTIONS OR EVENTS REFERENCED HEREIN OR CONTEMPLATED HEREBY.

       6.8 Counterparts. This Agreement may be executed in any number of identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes.

       6.9 Governing Law. This Agreement shall be governed by and construed in accordance with the substantive laws of the State of Texas without reference to any choice of law rules.

       6.10 Construction. This Agreement is the result of negotiations among, and has been reviewed by, each Creditor and its respective counsel. Accordingly, this Agreement shall be deemed to be the product of all parties hereto and shall not be construed against any party hereto on the ground that such party drafted this Agreement. To the extent there is any inconsistency between the terms of this Agreement and the terms of any Lending Agreement, the terms of this Agreement shall control.

                                  ARTICLE VII

                                COLLATERAL AGENT


       7.1     Designation of Agent.  Texas Commerce Bank National
Association is hereby designated the Collateral Agent by each of the other Creditors to perform such duties on behalf of the other Creditors and itself, and to have such powers as are set forth herein. In performing its functions and duties under this Agreement, the Collateral Agent shall act solely as agent of the Creditors and does not assume and shall not be deemed to have assumed any obligation toward or relationship of agency or trust hereunder with or for any Obligor. The Collateral Agent shall not have, by reason of this Agreement, a fiduciary relationship with any Creditor, and nothing in this Agreement, expressed or implied, is intended or shall be so construed to impose upon the Collateral Agent any obligations in respect of this Agreement or the other instruments and agreements referred to herein except as expressly set forth herein or therein.

       7.2     Duties of Collateral Agent.

               (a) The Collateral Agent shall have no duties or responsibilities, other than those expressly set forth herein. It shall be responsible for obtaining the signatures of the Company and appropriate Affiliates on Security Agreements substantially in the form attached hereto as Exhibit A ("Security Agreements") and Deeds of Trust or Mortgages substantially in the form attached hereto as Exhibit B ("Deeds of Trust/Mortgages") pursuant to which the Company and appropriate Affiliates pledge the Collateral as security for all of the Company's obligations to the Banks, the Noteholders and ABN. The Collateral Agent shall also obtain executed financing statements to be filed to perfect the security interests and liens created by such Security Agreements and Deeds of Trust/Mortgages ("Financing Statements").

               (b) Collateral Agent shall be responsible for filing the Deeds of Trust/Mortgages and Financing Statements in such offices as directed by the Creditor Groups to pay such fees and expenses as are required in connection therewith and to make such filings and pay such fees as are required to continue such perfection.

               (c) (i) Collateral Agent shall take such actions and perform such duties as required of the Secured Party under the terms of the Security Agreement or Mortgagee Beneficiary or Secured Party under the Deeds of Trust/Mortgages; (ii) upon the written instructions of the Required Creditors, but not before, Collateral Agent (and no other party) shall take such acts as directed by the Required Creditors that are necessary or desirable to exercise any right of the Creditors or any of them with respect to any of the Collateral or proceeds thereof, to foreclose upon such Collateral, conduct foreclosure sales where appropriate, to collect proceeds of Collateral and to distribute such proceeds to the Creditors as appropriate; (iii) the Collateral Agent may release Collateral of a value of not more than $50,000 so long as collateral of a similar nature and of equal or greater value is simultaneously substituted therefor or the Creditor Groups agree and consent and vehicles with a market value of less than $15,000 sold in the ordinary course of business; and (iv) Collateral Agent may at any time not take or refrain from taking any of the actions authorized by Section 7.2(c)(i) or (iii), until it receives instructions from the Required Creditors provided that doing so will not endanger the Creditors' secured interest in the Collateral and the Collateral Agent promptly seeks such instructions.

               (d) Each Creditor agrees that no other Creditor shall have any right individually to realize upon the security interest granted by any of the Security Agreements or Deeds of Trust or to otherwise enforce or exercise any remedy in respect of the Collateral, it being understood and agreed that such remedies may be exercised only by the Collateral Agent for the ratable benefit of the Creditors and each Creditor further agrees that it shall not individually institute any judicial action pertaining to the Collateral or exercise any other remedy pertaining to the Collateral, except with the consent of the Required Creditors hereof; provided that nothing contained in this Agreement shall be deemed or construed to limit in any fashion,
       (w) the right of the Creditors to accelerate or demand payment pursuant to documents evidencing the Company's or any Affiliate's indebtedness to them, or (x) to limit the rights of TCB, in its capacity as a Bank, to receive and collect proceeds in the Company's lockbox account with TCB and hold and distribute same pursuant to the terms hereof, (y) the right of ABN to receive and disburse funds from the account it holds in the name of F. C. Schaffer into which proceeds from the FINCHAA Sugar Refinery Project are paid and thereafter disbursed, provided, further, following a Significant Event all such receipts and disbursements of TCB and ABN shall be for the benefit of all of the Creditors in accordance with Section 2.3 hereof, or (z) to prohibit the filing of collection actions by individual Creditors so long as no action is taken against any of the Collateral except as specifically permitted herein. Notwithstanding the above provisions of this Section 7.2(d), it shall not be a violation of the terms of this Agreement if any institution exercises its rights under Banker's Liens or right of setoff to take proceeds of accounts of any Obligor held at their respective institutions so long as such taking is done to preserve or protect the interests of Creditors in such funds and if such amounts are distributed pursuant to Section 7.2(e) as proceeds of Collateral.

               (e) Distribution of the proceeds of such Collateral shall be made in the following order: First, to the Collateral Agent to pay the reasonable costs and expenses of performing its duties hereunder, including those related to foreclosure, sale, and collection of proceeds thereof; Second, to the Banks in payment of the Supplemental Commitment Liabilities; Third, to the Creditors, pro rata, (i) in payment of principal, interest, and fees (including Make-Whole Amounts for Banks and the Noteholder Basic Make-Whole Amount) due Creditors with respect to money loaned under the Credit Agreement or the Note Purchase Agreement, and in payment of TCB's Outstanding Principal and under the Cash Management Liability, (ii) in payment of money advanced but not reimbursed under any ABN Letter of Credit or Bank L/C, and
       (iii) to create Cash Collateral Accounts to secure the Letter of Credit Obligations; Fourth, to Noteholders for the Noteholder Excess Make-Whole Amount, if any; and Fifth, to all Creditors pro rata for costs and expenses for which such Creditors are entitled to reimbursement plus the Noteholder Excess Make-Whole Amount, and Sixth, to the Obligors as required by law.

               (f) Distribution of the contents of the Cash Collateral Accounts shall be made as follows:

                   (i) Upon receipt of a written request from TCB or ABN certifying that a draft(s) has been made and paid on a Letter of Credit and giving the amount and date of such payment, the Collateral Agent shall distribute funds to the issuer of such Letter of Credit from the applicable Cash Collateral Account in an amount determined by multiplying the amount in the Cash Collateral Account by a fraction, the numerator of which is the amount of the draft(s) and the denominator of which is the total amount of the exposure of the issuer under the Bank L/C's or the ABN Letters of Credit, as the case may be, which were outstanding and unexpired immediately prior to the payment of the draft(s);

                   (ii) Upon receipt of a L/C Reduction Notice certifying that a Letter of Credit has expired or that the issuers' exposure under an unexpired Letter of Credit has been permanently reduced and giving the amount and date of such reduction of the issuer's Letter of Credit Obligations, the Collateral Agent shall distribute pursuant to the terms of Section 7.2(e) to the Creditors in their Proportionate Shares determined immediately after the date of the reduction of exposure, funds from the applicable Cash Collateral Account in an amount determined by multiplying the amount in said Cash Collateral Account by a fraction, the numerator of which is the amount of the reduction of the issuers' Letter of Credit Obligations and the denominator of which is the Letter of Credit Obligations of the issuer immediately prior to the reduction.

               (g) Collateral Agent shall promptly send to each Creditor copies of any notices it receives with respect to the Security Agreement or Deeds of Trust/Mortgages or the Collateral from any Obligor or any other source and prior to any distribution shall give notice to each Creditor Group of the Total Exposure and Letter of Credit Obligations to be used in calculating the distribution.

       7.3 Delegation Duties, Etc. The Collateral Agent may execute any of its respective duties and perform any of its respective powers hereunder by or through agents or employees and shall be entitled to consult with legal counsel and any accountant or other professional selected by it. The Collateral Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

       7.4 Indemnification. Each Creditor does hereby indemnify the Collateral Agent in its capacity as such, and its directors, officers, employees or agents, to the extent not reimbursed promptly by the Company or any other Obligor, pro rata according to their Proportionate Shares from and against any and all claims, liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever that may be imposed on, incurred by or asserted against it in any way relating to or arising out of this Agreement, the Senior Notes, the Credit Agreement, the ABN Letters of Credit or any of the other documents or any action taken or omitted to be taken or suffered in good faith by any of them hereunder or thereunder, provided that no Bank, Noteholder or ABN shall be liable for any portion of any of the foregoing items resulting from the gross negligence or willful misconduct of the Collateral Agent or any of its respective directors, offices, employees or agents. Without limiting the foregoing, each Bank, each Noteholder, and ABN agrees to reimburse the Collateral Agent promptly upon demand for its Proportionate Share of any out-of-pocket expenses (including reasonable counsel fees and disbursements) incurred by the Collateral Agent in connection with the execution, administration or enforcement of rights and responsibilities under, or amendment, modification or waiver of any provision of, this Agreement, to the extent that the Collateral Agent is not promptly reimbursed for such expenses by the Company or any other Obligor. If the Collateral Agent is subsequently reimbursed by the Company or any other Obligor for such expenses, the Collateral Agent shall remit to the Creditors their pro rata shares of such reimbursement. As a Creditor, Texas Commerce Bank shall bear its pro rata share of all expenses and indemnities to be reimbursed to the Collateral Agent. The obligation of each Creditor hereunder shall be several and not joint and several.

       7.5     Exculpatory Provisions.

               (a) Neither the Collateral Agent, nor any of its officers, directors, employees or agents shall be liable for any action taken or omitted to be taken or suffered in good faith by it hereunder or in connection herewith, except that the Collateral Agent shall be liable for its own gross negligence or willful misconduct. Neither the Collateral Agent nor any of its directors, officers, employees or agents, shall be liable in any manner for the effectiveness, enforceability, collectability, genuineness, perfection, validity, sufficiency or the due execution of this Agreement, the Security Agreements, the Deeds of Trust/Mortgages, the Financing Statements or any of the other documents executed in connection therewith or for the due authorization, authenticity or accuracy of the representations and warranties herein or in any other certificate, report, notice, consent, opinion, statement, or other document furnished or to be furnished hereunder, and shall be entitled to rely upon any of the foregoing believed by it to be genuine and correct and to have been signed and sent or made by the proper party. The Collateral Agent shall be under no duty or responsibility to any Creditor to ascertain or to inquire into the performance or observance by the Company or any Affiliate of any of the provisions hereof or of any document executed and delivered in connection herewith. Each Creditor acknowledges that it has taken and will continue to take such action and to make such investigation as it deems necessary to inform itself of the affairs of the Company and the other Obligors and each Creditor acknowledges that it has made and will continue to make its own independent investigation of the creditworthiness and the business and operations of the Company and the other Obligors and that, in entering into this Agreement and in making its extensions of credit, it has not relied and will not rely upon any information or representations furnished or given by the Collateral Agent or any other Creditor.

               (b) If the Collateral Agent shall request instruction from the Banks, TCB, Noteholders and/or ABN with respect to any act or action (including the failure to take an action) in connection with any Obligor's obligations under the Lending Agreements, the Collateral Agent shall be entitled to refrain from such act or taking such action unless and until it shall have received instructions form the Creditors whose consent to such action or inaction is required pursuant to the terms of this Agreement. Without prejudice to the generality of the foregoing, (i) the Collateral Agent shall be entitled to rely, and shall be fully protected in relying, upon any communication, instrument or document believed by it to be genuine and correct and to have been signed or sent by the proper party or parties, and shall be entitled to rely and shall be protected in relying on opinions and judgments of attorneys, accountants, experts and other professional advisors selected by it and (ii) no Creditor shall have any right of action whatsoever against the Collateral Agent as a result of the Collateral Agent acting or (where so instructed) refraining from acting under this Agreement with respect to any Obligor's obligations under the Lending Agreements in accordance with the instructions of all of the Creditors whose consent to such action or inaction is required pursuant to the terms of this Agreement.

       7.6 Knowledge of Default. It is expressly understood and agreed that the Collateral Agent shall be entitled to assume that no Defaults or Event of Default has occurred and is continuing, unless the officers of the Collateral Agent immediately responsible for matters concerning this Agreement shall have been notified in writing by (a) the Company or any other Obligor, or
(b) any Creditor that such Creditor considers that an Event of Default has occurred and is continuing and specifying the nature thereof.

       7.7     Collateral Agent in its Individual Capacity.   The Collateral
Agent shall have the same rights and powers hereunder as any Creditor with respect to this Agreement, all extensions of credit made by the Collateral Agent, and any renewals, extensions or deferrals of the payment thereof, and may exercise the same as though it were not the Collateral Agent. The Collateral Agent may accept deposits from, lend money to and generally engage in any kind of banking, trust, financial advisory or other business with the Company or any Affiliate of the Company as if it were not performing the duties specified herein, and may accept reasonable and customary fees and other consideration from the Company for services in connection with this Agreement and otherwise without having to account for the same to the Creditors.

       7.8 Resignation or Removal of Collateral Agent. If at any time the Collateral Agent deems it advisable, in its sole discretion, it may submit to each of the Creditors and the Company a written notification of its intention to resign as Collateral Agent under this Agreement, such resignation to be effective only at such time within thirty (30) days after such written notification that a successor Collateral Agent, satisfactory to the Required Creditors, has been appointed and accepted such appointment in writing, or at such time more than thirty (30) days after such written notification that a successor Collateral Agent has been identified by the original Collateral Agent, and such successor has accepted such appointment in writing. In the event that the Collateral Agent shall have breached any of its material obligations to the Creditors hereunder, the Required Creditors other than the Collateral Agent may remove the Collateral Agent and appoint a successor Collateral Agent from among themselves or otherwise, effective on the date specified by them, by written notice to the Collateral Agent and the Company.

       7.9 Creditors as Owners. The Collateral Agent may deem and treat each Creditor as the owner of such Creditor's indebtedness for all purposes hereof unless and until a written notice of the assignment or transfer thereof shall have been filed with the Collateral Agent. Any request, authority or consent of any person who at the time of making such request or giving such authority or consent is the owner of such indebtedness shall be conclusive and binding on any subsequent owner, transferee or assignee of such indebtedness.

       7.10 Compensation. The Company shall pay to the Collateral Agent for its own account the Collateral Agent's fee of $10,000 payable upon execution of this Agreement.

NOTEHOLDERS:

PRINCIPAL MUTUAL LIFE
INSURANCE COMPANY



By:       /s/ JOHN D. CLEAVENGER
    --------------------------------------------
Name:        John D. Cleavenger, Counsel
     -------------------------------------------
Title:
      ------------------------------------------


By:       /s/ STEPHEN G. SKRIVANEK
    --------------------------------------------
Name:         Stephen G. Skrivanek, Counsel
     -------------------------------------------
Title:
      ------------------------------------------

TMG LIFE INSURANCE COMPANY



By:      /s/ ROBERT R. LAPOINTE
    --------------------------------------------
Name:        Robert R. Lapointe
     -------------------------------------------
Title:       Vice President
      ------------------------------------------


By:     /s/ MICHAEL J. CAREW
    --------------------------------------------
Name:       Michael J. Carew
     -------------------------------------------
Title:      Assistant Vice President
      ------------------------------------------



BERKSHIRE LIFE INSURANCE COMPANY



By:       /s/ ELLEN I. WHITTAKER
    --------------------------------------------
Name:         Ellen I. Whittaker
     -------------------------------------------
Title:        Investment Officer
      ------------------------------------------


THE SECURITY MUTUAL LIFE INSURANCE COMPANY



By:      /s/ KEVIN W. HAMMOND
    --------------------------------------------
Name:        Kevin W. Hammond
     -------------------------------------------
Title:       Vice President
      ------------------------------------------
             Chief Investment Officer
      ------------------------------------------

BANKS:

TEXAS COMMERCIAL BANK NATIONAL ASSOCIATION



By:      /s/ CURTIS D. KARGES
      ------------------------------------------
Name:        Curtis D. Karges
      ------------------------------------------
Title:       Senior Vice President
      ------------------------------------------


BANK ONE, TEXAS, N.A.



By:      /s/ JOHN E. ELAM, JR.
      ------------------------------------------
Name:        John E. Elam, Jr.
      ------------------------------------------
Title:       Vice President
      ------------------------------------------


ABN:

ABN AMRO BANK, N.V., HOUSTON AGENCY

By:    ABN AMRO NORTH AMERICA, INC.



By:      /s/ H. GENE SHIELS
      ------------------------------------------
Name:        H. Gene Shiels
      ------------------------------------------
Title:       Vice President and Director
      ------------------------------------------



By:      /s/ CHARLES W. RANDALL
      ------------------------------------------
Name:        Charles W. Randall
      ------------------------------------------
Title:       Senior Vice President and
      ------------------------------------------
             Managing Director
      ------------------------------------------

                                   EXHIBIT A

                               SECURITY AGREEMENT


                      DUE TO THE LARGE VOLUME OF MATERIAL,
                  THIS EXHIBIT HAS BEEN INTENTIONALLY OMITTED.
              PARTIES TO THE AGREEMENT HAVE BEEN SUPPLIED COPIES.

                                   EXHIBIT B

                            DEEDS OF TRUST/MORTGAGE

                      DUE TO THE LARGE VOLUME OF MATERIAL,
                  THIS EXHIBIT HAS BEEN INTENTIONALLY OMITTED.
              PARTIES TO THE AGREEMENT HAVE BEEN SUPPLIED COPIES.

                                   EXHIBIT C

                           PARTICIPATION CERTIFICATE

        Reference is made to the Intercreditor Agreement dated November __, 1996, executed by Principal Mutual Life Insurance Company, TMG Life Insurance Company, Berkshire Life Insurance Company and the Security Mutual Life Insurance Company (individually, a "Noteholder" and collectively, the "Noteholders"); Texas Commerce Bank National Association ("TCB") and Bank One, Texas, N.A. (individually, a "Bank" and collectively, the "Banks"); and ABN AMRO Bank, N.V., a Netherlands chartered Bank acting through its Houston agency ("ABN"). All capitalized terms used herein shall have the meaning set forth herein or, if no definition is contained herein, as set forth in the Intercreditor Agreement.

        1.  ___________________________________________ ("Assignee"), has
purchased from ________________________________________ ("Assignor") and
Assignor has sold and assigned to Assignee a __________ percent (__%) interest in and to Assignor's rights, title and interest as of the date hereof in all Outstanding Principal, together with interest and other entitlements associated therewith, under the terms of Assignor's Lending Agreement with the Company and its Affiliates.

        2. The participation purchased and evidenced by this Certificate shall be held pursuant to and governed by all of the terms of the Intercreditor Agreement and, in particular, Section 2.7 thereof.

        Dates this _____ day of _________, 199_.


ASSIGNOR                               ASSIGNEE
(Name of Assignor)                     (Name of Assignee)

By:                                    By:
      ------------------------------         -----------------------------------
Name:                                  Name:
      ------------------------------         -----------------------------------
Title:                                 Title:
      ------------------------------         -----------------------------------

                                   EXHIBIT D

                              Notice of Assignment



       THIS NOTICE OF ASSIGNMENT is sent pursuant to the requirements of
Section 6.3 of that certain Intercreditor Agreement dated November _____, 1996 ("Intercreditor Agreement") by and between ABN AMRO BANK, N.V., a Netherlands Chartered Bank acting through its Houston agency, PRINCIPAL MUTUAL LIFE INSURANCE COMPANY, TMG LIFE INSURANCE COMPANY, BERKSHIRE LIFE INSURANCE COMPANY, SECURITY MUTUAL LIFE INSURANCE COMPANY, TEXAS COMMERCE BANK N.A., and BANK ONE TEXAS, N.A. (collectively the "Creditors").

       By this Notice ___________________________ ("Assignor") notifies the other Creditors that it has assigned and transferred an interest in its financial accommodation made to ____________________________ to ___________________________ as "Assignee" together with corresponding rights and obligations of Assignor under any Guaranties, Security Agreements, Deeds of Trust, Mortgages or other agreements made or executed in connection therewith (the "Facility").

       Assignor certifies that:

       (1) Such Assignment is made in compliance with the terms of the Intercreditor Agreement;

       (2) Assignor has seen and reviewed the Intercreditor Agreement and is fully aware of and consents to its terms;

       (3) Assignor has purchased ___________ percent (__%) of Assignee's interest in the Facility;

       (4) Assignee has retained ____________ percent (__%) interest in the Facility.


       (5)    Assignor's address is as follows:


              ----------------------------------------

              ----------------------------------------

              ----------------------------------------

              ----------------------------------------
              Telecopier No.: (___)
                                    ------------------
              Wire Transfer Instructions                      ;
                                        ----------------------

and

       (6)    The Assignment is effective as of ____________ __, 1996.


                                  Exhibit D

       (5)    Assignor's address is as follows:


              ----------------------------------------

              ----------------------------------------

              ----------------------------------------

              ----------------------------------------
              Telecopier No.: (___)
                                    ------------------
              Wire Transfer Instructions                      ;
                                        ----------------------

and

       (6)    The Assignment is effective as of ____________ __, 1996.



                                   Exhibit D
                                     Page 1

       Dated this ______ day of _____________________, 199__.


ASSIGNOR:                          ASSIGNEE:


-------------------------------    ----------------------------------


By:                                By:
   ----------------------------       ------------------------------
Name:                              Name:
     --------------------------         ----------------------------
     Its:                               Its:
         ----------------------             ------------------------





                                   Exhibit D
                                     Page 2

                             CONSENT AND AGREEMENT



         The Company and its Affiliates executing this Consent and Agreement hereby certify and agree as follows:

         (1) They have read, reviewed and understood the terms and conditions set forth in the foregoing Intercreditor Agreement;

         (2) They understand and agree that sums received by any party to the Intercreditor Agreement from or on behalf of the Company or any of its Affiliates after the occurrence of a Significant Event will be distributed to Creditors and applied to the obligations of the Company or its Affiliates to the Creditors in the amounts and in the manner described in the Intercreditor Agreement even if some other distribution may be set out in other agreements with certain of the Creditors;

         (3) They shall have no claims or right of action against any Creditor for actions taken or not taken in compliance with the terms of the Intercreditor Agreement;

         (4) They are not third party beneficiaries of the Intercreditor Agreement and they shall have no legal or equitable right, remedy, or claim under or by virtue of the Intercreditor Agreement or by virtue of any provision therein; and

         (5) They understand and agree that the parties to the Intercreditor Agreement may amend or modify its terms from time to time with or without notice to the Company or its Affiliates and that such amendment shall be effective without the knowledge, consent or further agreement of the Company or any of its Affiliates.

Dated November __, 1996.

                              SERV-TECH, INC.



                              By:/s/ DAVID TUSA
                              -------------------------------------------------
                              Name:  David Tusa
                              Title: Senior Vice President of
                                        Finance and Administration


                              ADVANCED REFRACTORY SERVICES, INC.
                              AMERICAN MECHANICAL SERVICES, INC.
                              CASTING CONCEPTS, INC.
                              CON-SEAL, INC.
                              DM ACQUISITION CORPORATION
                              ENTERPRISE SERVICE CORPORATION
                              F.C. SCHAFFER & ASSOCIATES, INC.
                              HARTNEY CORPORATION
                              HARTNEY INDUSTRIAL SERVICES
                                CORPORATION
                              HILL TECHNICAL SERVICES, INC.
                              MAC-TECH, INC.
                              ST PIPING, INC.
                              TOTAL REFRACTORY SYSTEMS, INC.
                              TURNAROUND MAINTENANCE, INC.
                              UNITED INDUSTRIAL MATERIALS, INC.



                              By:/s/ DAVID TUSA
                              -------------------------------------------------
                              Name:  David Tusa
                              Title: Vice President
                              SECO INDUSTRIES, INC.
                              SERV-TECH ENGINEERS, INC.
                              SERV-TECH EPC, INC.



                              By:/s/ DAVID TUSA
                              -------------------------------------------------
                              Name:  David Tusa
                              Title: Senior Vice President of Finance
                                     and Administration


                              PRS HOLDING, INC.


                              By:/s/ DAVID TUSA
                              -------------------------------------------------
                              Name:  David Tusa
                              Title: Senior Vice President

                              DELTA MAINTENANCE, INC.
                              PETRO RECOVERY SYSTEMS, INC.
                              SERV-TECH CONSTRUCTION AND
                                MAINTENANCE, INC. (FORMERLY SERV
                                TECH EPC - HOUSTON, INC.)
                              SERV-TECH INTERNATIONAL SALES, INC.
                              SERV-TECH OF NEW MEXICO, INC.
                              SERV-TECH SERVICES, INC.
                              TERMINAL TECHNOLOGIES, INC.
                              TIPCO ACQUISITION CORP.

                              By:/s/ DAVID TUSA
                              -------------------------------------------------
                              Name:  David Tusa
                              Title: President

                                   SCHEDULE 1

                              Address for Notices



                 Texas Commerce Bank
                 713 Main Street
                 Houston, Texas  77002
                 Attention: Mr. Curtis D. Karges
                 Telecopy No: (713) 216-6004

                 Bank One Texas, N.A.
                 Bank One Center Building
                 910 Travis, 7th Floor
                 Houston, Texas 77002
                 Attention:  John Elam
                 Telecopy No.: (713) 751-6199

                 ABN AMRO Bank N.V., Houston Agency
                 Three Riverway, Suite 1700
                 Houston, Texas  77056
                 Attention:       Charles W. Randall
                                  Senior Vice President and
                                  Managing Director
                 Telecopy No:     (713)    629-7533

                 Principal Mutual Life Insurance Company
                 711 High Street
                 Des Moines, Iowa  50392-0810
                 Attention:       Investment Department/
                                  Accounting & Treasury
                 Telecopy No:     (515)    248-2490

                 Principal Mutual Life Insurance Company
                 711 High Street
                 Des Moines, Iowa  50392-0810
                 Attention:       Investment Department/
                                  Securities Division
                 Telecopy No:     (515)    248-2490

                 TMG Life Insurance Company
                 The Mutual Group (U.S.)
                 401 North Executive Drive
                 Brookfield, Wisconsin  53008-0980
                 Attention:       Ms. Lisa Harris
                 Telecopy No:     (414)    797-3988

                 Berkshire Life Insurance Company
                 700 South Street
                 Pittsburgh, Massachusetts 01201
                 Attention:       Securities Department
                 Telecopy No:     (413)    443-9397

                 The Security Mutual Life Insurance Company of
                 Lincoln, Nebraska
                 200 Centennial Mall North (68508)
                 Post Office Box 82248
                 Lincoln, Nebraska  68501
                 Attention:       Kevin Hammond
                 Telecopy No:     (402)    434-9599


                                  Schedule 1
                                    Page 1